                                                                    Exhibit 10.8

                            ADDITIONAL BANK AGREEMENT

            AGREEMENT, dated August 1, 2000, to the $3,670,000,000 5-Year Credit Agreement dated as of March 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "5-YEAR CREDIT AGREEMENT") among THE CIT GROUP, INC., a Delaware corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "BANKS"), CHASE SECURITIES INC., as sole arranger and book manager, BARCLAYS BANK PLC, BANK OF AMERICA, N.A., CITIBANK, N.A. and THE DAI-ICHI KANGYO BANK, LIMITED, as syndication agents and THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

            WHEREAS, the 5-Year Credit Agreement provides in subsection 2.1(c) thereof that any bank or financial institution, although not originally a party thereto, may become a party to the 5-Year Credit Agreement in accordance with the terms thereof by entering into a written agreement with the Company and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent; and

            WHEREAS, Merrill Lynch Bank USA (the "ADDITIONAL BANK") was not an original party to the 5-Year Credit Agreement but now desires to become a party thereto;

            NOW, THEREFORE, the Additional Bank hereby agrees as follows:

            1. The Additional Bank agrees to be bound by the provisions of the 5-Year Credit Agreement, and agrees that it shall become a Bank for all purposes of the 5-Year Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $50,000,000.

            2. The Additional Bank (a) represents and warrants that it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the 5-Year Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 3.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the 5-Year Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the 5-Year Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the 5-Year Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the 5-Year Credit

      Agreement are required to be performed by it as a Bank including, without limitation, its obligations pursuant to subsection 2.19 of the 5-Year Credit Agreement.

            3. The Additional Bank's address for notices for the purposes of the 5-Year Credit Agreement is as follows:

                            Merrill Lynch Bank USA
                            15 W. South Temple
                            Suite 300
                            Salt Lake City, UT 84101
                            Attention: Kevin lmlay
                            Telephone: (801) 526-8310
                            Telecopy: (801) 521-6466

            4. This Agreement will become effective upon receipt by the Administrative Agent of(a) counterparts to this Agreement and (b) a favorable written opinion of counsel for the Company, addressed to the Banks, with respect to the matters set forth in paragraphs 2, 3 and 4 of Exhibit B-1 to the 5-Year Credit Agreement.

            5. Terms defined in the 5-Year Credit Agreement shall have their defined meanings when used herein.

            IN WITNESS WHEREOF, the Additional Bank has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

                                             MERRILL LYNCH BANK USA


                                             By
                                               ---------------------------------
                                              Title: President

Accepted this 1st day of August, 2000:

THE CIT GROUP, INC.


By /s/ Glenn A. Votek
  -------------------------------------
 Title:        GLENN A. VOTEK
          EXECUTIVE VICE PRESIDENT
                 TREASURER

Accepted this 1st day of August, 2000:

THE CHASE MANHATTAN BANK,
  as Administrative Agent


By
  -------------------------------------
 Title: Vice President